UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2012

WFRBS Commercial Mortgage Trust 2012-C9

(Exact name of issuing entity)

RBS Commercial Funding Inc.

(Exact name of registrant as specified in its charter)

Wells Fargo Bank, National Association

The Royal Bank of Scotland plc

Liberty Island Group I LLC

C-III Commercial Mortgage LLC

Basis Real Estate Capital II, LLC

(Exact names of sponsors as specified in their charters)

Delaware	333-177891-02	06-1565524
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Washington Blvd.	Stamford, Connecticut	06901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 897-2700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits:

5.1	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 30, 2012.

8.1	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 30, 2012 (included as part of Exhibit 5.1).

23.1	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RBS Commercial Funding Inc.

By:	/s/ Jim Barnard
Name:	Jim Barnard
Title:	Director

Date: October 30, 2012

EXHIBIT INDEX

Exhibit Number	Description

5.1	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 30, 2012.

8.1	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 30, 2012 (included as part of Exhibit 5.1).

23.1	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5.1).

4